Glacier Bancorp, Inc.

Acquisition of

First State Bank

Your First Choice in Banking.

February 25, 2013



Forward Looking Statements

This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving Glacier Bancorp and First State Bank, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GBCI and First State Bank operate; the ability to promptly and effectively integrate the businesses of Glacier Bank and First State Bank; the reaction to the transaction of the companies' customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management's current estimates, projections, expectations and beliefs. Glacier Bancorp undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this release. This statement is included for the express purpose of invoking PSLRA's safe harbor provisions.

Transaction Overview

- Glacier Bancorp will acquire First State Bank, one of the largest community banks serving southeastern Wyoming, with $281 million in assets (8th largest bank in Wyoming)
  - Transaction marks the first Glacier acquisition announcement since February 2009 news of pending acquisition of First National Bank & Trust in Powell, Wyoming

- Total transaction value of $37.9 million, consisting of $27.3 million in GBCI stock (1,636,135 shares) and $10.6 million in cash
  - Based on shares to be delivered under collar arrangements using a GBCI stock price of $16.66

- Wheatland Bankshares, Inc. (holding company for First State Bank) will be merged into Glacier Bancorp

- First State Bank will be merged into Glacier Bank and operate as a separate banking division, continuing to do business under its existing name

- Management and employees of First State Bank will remain in place

- Closing of transaction is subject to required regulatory and shareholder approvals / customary closing conditions

- Targeted closing date is May 31, 2013

First State Bank/Wheatland Bankshares

First State Bank
Your First Choice in Banking.

Branch Map


Lysite
Riverton
20
W Y O M I N G
220
Casper
Douglas
Lusk
18
85
Guernsey
287
Bairoil
Wheatland
Hanna
Rawlins
Saratoga
Laramie
Cheyenne
789
Savery

First State branch location

First State/Wheatland Financial Overview (12/31/2012)

Consolidated ($000s)	
Total Assets	$ 280,606
Gross Loans	$ 178,920
Total Deposits	$ 248,430
Total Equity	$ 25,948
2012 Net Income	$ 3,447
Non-Performing Assets / Total Assets	0.16%
Non-Accrual Loans / Gross Loans	0.25%
Loan Loss Reserve / Gross Loans	1.68%
Loans / Deposits	71.8%
Year Established	1981
# of Employees (FTE)	60
# of Branches	3

(1) Source: SNL Financial & ESRI

- **Founded in 1981; headquartered in Wheatland, Wyoming, with branches in Torrington and Guernsey**
- **Wyoming is one of nation's strongest state economies**
  - **Wyoming's unemployment is 5.0% vs. 7.9% for the U.S. overall[(1)]**
  - **Wyoming's median household income is $52,697, ahead of the U.S. overall at $50,277[(1)]**
  - **Wyoming's expected population growth of 6.8% from 2011 to 2016 ranks it #3 in the U.S.[(1)]**
- **Regional economy tied to agriculture and energy**
- **42% of loans in agriculture and farmland; 17% in C&I**
- **Excellent asset quality**
  - **NPAs to Assets of 0.16%**
  - **Average charge-offs during past three years of 0.05%**
- **Strong earnings: 2012 consolidated after-tax earnings of $3.45 million (13.7% ROAE)**

Strategic Rationale

- **Glacier adds one of the highest-performing banks in the region**



First State branch location
Glacier branch location
UNITED STATES
WYOMING
Sheridan
Cody
Buffalo
Gillette
Worland
Thermopolis
Dubois
Jackson
Pinedale
Riverton
Lander
Casper
Douglas
Wheatland
Kemmerer
Rock Springs
Green River
Hanna
Saratoga
Laramie
Cheyenne

- **Logical geographic expansion to the area of Wyoming where Glacier does not currently have a presence**
  - Platform for organic and bolt-on growth in the region

- **Further geographic diversification of Glacier footprint**
  - Glacier's total Wyoming assets will increase from $1.2 billion to $1.5 billion (increasing from 16% to 19% of Glacier's total assets) and Glacier moves to #3 for statewide deposit market share

- **Improved Glacier loan diversification, given FSB's substantial agricultural loan base**
  - Glacier's share of agricultural and farmland loans will increase from ~4% to ~6%

- **Strong and respected management team and board**

- **Opportunity to better serve customers and grow through Glacier's expanded service offerings and higher lending limits**

Financial Benefits

- First State Bank consistently posts strong earnings, even in the recent difficult banking environment
  - Average ROAE for past three years exceeds 13%
- Pro forma impact on Glacier's overall asset quality is positive
  - Even with a small transaction, Glacier's pro forma NPAs to Assets will decline from 1.83% to 1.78% (1)
- FSB's long-term growth trends are impressive, with total assets growing from $119 million in 2002 to $281 million in 2012
- Glacier adds nearly $180 million in loans, of which only $40 million are CRE loans
- Glacier adds nearly $250 million in core deposits, 57% of which are transactional accounts
- Glacier maintains rock-solid capital ratios
  - Pro forma leverage ratio moves very slightly, from 11.6% to 11.4%
- Glacier anticipates immediate EPS accretion of 1.7%(2)
- Glacier Tangible Book Value/Share dilution of 0.5%; estimated EPS accretion provides TBV dilution payback in less than 4 years

(1) Excluding performing TDRs.
(2) Excluding one-time transaction costs.

Key Deal Terms and Assumptions

Transaction Value[1]:	$37.9 million
Stock/Cash Mix:	72% stock (1,636,135 shares) 28% cash ($10.6 million)
Structure:	Fixed shares
Collars:	$12.00 to $16.50 (with double trigger below $13.50)
Closing Capital:	Tangible equity must be $25.9 million
Combined transaction / conversion costs:	$1.5 million
Year One Cost-Saves[2]:	$712,000 (11%)

(1) Based on recent GBCI share price of $16.66.
(2) Includes only specific itemized cost-saves that parties have identified for reduction or elimination.

Transaction Multiples

Price / 2012 Earnings:	11.0x
Price / Tangible Book:	146%
Expected EPS Accretion - Year 1:	1.7%
Tangible Book Value / Share Dilution:	0.5%
Tangible Book Value Per Share Dilution Payback Period	
• Traditional EPS Accretion method:[1]	< 4 years
• Incremental Earnings method:[2]	< 2 years

(1) Number of years it takes to eliminate the initial tangible book value per share dilution with the estimated overall Glacier EPS accretion

(2) Number of years it takes to eliminate the initial tangible book value per share dilution with the estimated incremental after-tax earnings per share provided by FSB (using pro forma fully diluted GBCI shares outstanding)

Concluding Observations

- First State Bank acquisition continues Glacier's tradition of adding high-quality regional banks that fit the Glacier community banking model
- Pricing metrics, deal structure, and conservative assumptions reflective of Glacier's disciplined approach to acquisitions
- Southeastern Wyoming is an attractive expansion market
- Asset quality and earnings levels are a testament to quality of FSB management and staff
- Under Glacier structure, FSB will be able to focus even greater attention on customers and communities (with Glacier providing regulatory, operational and financial support)
- Transaction should enhance GBCI's long-term shareholder value